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                                   PROMISSORY NOTE


$250,000                                                Long Beach, California
                                                        March 16, 1996


    UPON DEMAND, for value received, Natural Gas Vehicle Systems, Inc., a Delaware corporation, whose address is 2250 Cherry Industrial Circle, Long Beach, California 90805 (the "Maker") promises to pay to the order of Caithness/NCF L.P., a Delaware limited partnership, whose address is 1114 Avenue of the Americas, 35th Floor, New York, New York 10036-7790, the principal sum of TWO-HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000) together with interest thereon at the rate of Prime rate plus 3% per annum.

    Maker waives presentment, notice of dishonor, protest and notice of protest. If Maker fails to make timely the payments required by this Promissory Note, Maker shall pay costs of collection and reasonable attorneys' fees.


                                  NATURAL GAS VEHICLE SYSTEMS, INC.



                                  By: /s/ Martin Richards
                                      -------------------------------
                                            Martin Richards
                                    Title:  V/P Controller